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                      SECURITIES AND EXCHANGE COMMISSION


                           WASHINGTON, D. C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



                                July 21, 1994
                                -------------
               Date of Report (Date of earliest event reported)



                          UNION PLANTERS CORPORATION
              --------------------------------------------------
              (Exact name of registrant as specified in charter)


           TENNESSEE                    0-6919                   62-0859007
    ------------------------         -------------          -------------------
    (State of incorporation)          (Commission             (I.R.S. Employer
                                      File Number)           Identification No.)


                     UNION PLANTERS ADMINISTRATIVE CENTER
                         7130 GOODLETT FARMS PARKWAY
                          MEMPHIS, TENNESSEE  38018
                   ----------------------------------------
                   (Address of principal executive offices)



      Registrant's telephone number, including area code: (901) 383-6000


                                Not Applicable
        --------------------------------------------------------------
        (Former name or former address, if changed since last report).
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ITEM 5.  OTHER EVENTS

On July 21, 1994, Union Planters Corporation announced operating results for the second quarter of 1994 and year to date. A copy of the Corporation's press release announcing the results is attached as Exhibit 99 (a) and is incorporated by reference herein.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS

          C.  Exhibits

              99 (a) Union Planters Corporation Press Release dated July 21, 1994, announcing results for the second quarter of 1994 and year to date





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                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       Union Planters Corporation
                                   ---------------------------------
                                               Registrant




Date:   July 21, 1994                     /s/ M. Kirk Walters
                                   ---------------------------------
                                            M. Kirk Walters
                                   Senior Vice President, Treasurer,
                                      and Chief Accounting Officer






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